UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2013
(Date of earliest event reported)

Legend Oil and Gas, Ltd.
(Exact Name of Registrant as Specified in Charter)

Colorado	000-49752	84-1570556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1218 Third Avenue, Suite 505 Seattle, Washington		98101
(Address of Principal Executive Offices)		Zip Code

(206) 910-2687
(Registrant’s telephone number, including area code)

______________________________________________
(Former Name, if Changed Since Last Report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry Into A Material Definitive Agreement

On November 12, 2013, Legend Oil & Gas, Ltd., (the “Company”) entered into an Agreement for Purchase and Sale with Black Oak Oil and Gas, LLC, a Delaware limited liability corporation, (“Black Oak”) to purchase certain oil and gas producing assets held by Black Oak for Two Hundred Fifty Thousand Dollars ($250,000) and one hundred thousand (100,000) shares of restricted common stock of the Company. The oil and gas assets are located in McCune, Kansas and consist of (i) Black Oil’s petroleum and natural gas rights, (ii) land and land leases totaling approximately one thousand ninety-seven (1,097) acres, and (iii) various vehicles and equipment used on the land.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 15, 2013

LEGEND OIL AND GAS LTD.

By:	/s/ James Vandeberg
James Vandeberg, Vice President